                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ] Title of each class of securities to which transaction applies:

     (1) Aggregate number of securities to which transactions applies:

     (2) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:

     (3) Proposed maximum aggregate value of transaction:

     (4) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount previously paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing party:
    (4)  Date Filed:

                 SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                          6451 EL CAMINO REAL, SUITE C
                           CARLSBAD, CALIFORNIA 92009


                                 PROXY STATEMENT
                               AS OF JULY 13, 2004

                 SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                          6451 EL CAMINO REAL, SUITE C
                           CARLSBAD, CALIFORNIA 92009

                                  July 13, 2004


To our Stockholders:

         You are cordially invited to attend the 2004 Annual Meeting of the Stockholders of Sub Surface Waste Management of Delaware, Inc. to be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California on August 20, 2004 at 2:00 p.m., Carlsbad, California local time.

         At the meeting, we will report on the progress of your company, comment on matters of interest and respond to your questions. A copy of our 2003 Annual Report to Stockholders on Form 10-KSB, including the financial statements, schedules and list of exhibits, is enclosed with this proxy statement.

         Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy.

         We appreciate your continued interest in Sub Surface Waste Management of Delaware, Inc.

                                           Very truly yours,

                                           /s/ Bruce S. Beattie
                                           -------------------------------------
                                           Bruce S. Beattie
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                 SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                          6451 EL CAMINO REAL, SUITE C
                           CARLSBAD, CALIFORNIA 92009
________________________________________________________________________________

                  NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS
                                 AUGUST 20, 2004
________________________________________________________________________________

To the Stockholders of Sub Surface Waste Management of Delaware, Inc.:

         Notice is hereby given that the 2004 Annual Meeting of the Stockholders of Sub Surface Waste Management of Delaware, Inc. will be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California on August 20, 2004 at 2:00 p.m., Carlsbad, California local time, for the following purposes:

          1. To elect a board of directors for the following year. Management has nominated Bruce S. Beattie, Behzad Mirzayi, Conrad Nagel, Robert C. Brehm, and Bill Hopkins.

          2.    To ratify our 2004 Employee Stock Incentive Plan.

          3. To ratify the selection of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending September 30, 2004.

          4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on July 2, 2004 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of such stockholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at our offices.

         Stockholders are cordially invited to attend the meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                           By Order of the Board of Directors,

                                           /s/ Bruce S. Beattie
                                           -------------------------------------
                                           Bruce S. Beattie
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Sub Surface Waste Management of Delaware, Inc., a Delaware corporation, to be voted at the 2004 Annual Meeting of Stockholders to be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California on August 20, 2004 at 2:00 p.m., Carlsbad, California local time, and at any and all adjournments or postponements thereof. The information contained in this proxy statement is furnished as of July 2, 2004. The individuals named in the accompanying form of proxy are our president and one of our directors. A stockholder wishing to appoint some other person (who needs not be a stockholder of Sub Surface Waste Management of Delaware, Inc.) to represent him at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

         Our principal executive office and mailing address is 6451 El Camino Real, Suite C, Carlsbad, California 92009.

         Solicitation of proxies by mail is expected to commence on July 13, 2004, and the cost thereof will be borne by Sub Surface Waste Management of Delaware. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with some of our record stockholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $12,000.

         We will only deliver one proxy statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this proxy statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.

         Stockholders may also address future requests regarding delivery of proxy statements or annual reports by contacting us at the address listed above.

         Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted FOR the election of the nominees listed herein as directors (Proposal 1), FOR the approval of the Sub Surface Waste Management of Delaware, Inc. 2004 Employee Stock Incentive Plan (Proposal 2), FOR the ratification of Russell Bedford Stefanou Mirchandani LLP as independent public accountants for our fiscal year ending September 30, 2004 (Proposal 3), and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting. A form of proxy will not be valid unless it is completed and delivered to Fidelity Transfer Company, 1800 South West Temple, Suite 301, Salt Lake City, Utah 84115, not less than 48 hours (excluding Saturdays and holidays) before the meeting at which the person named therein purports to vote in respect thereof.

REVOCABILITY

         Proxies may be revoked at any time before the commencement of the meeting by delivering to the chairman of the meeting a written revocation or a duly executed proxy bearing a later date. For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for inspection by stockholders of record during ordinary business hours for proper purposes at our principal executive office.

DISSENTERS' RIGHT OF APPRAISAL

         No action will be taken in connection with the proposals by our board of directors or the voting stockholders for which Delaware law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

VOTING SECURITIES

         Stockholders of record at the close of business on July 2, 2004, are entitled to notice of and to vote at the meeting and at any adjournments or postponements thereof. On the record date, our authorized capital stock consisted of 300,000,000 shares of common stock, par value $0.001 per share and 50,000,000 shares of preferred stock, par value $0.001 per share. Each share of our common stock is entitled to one vote, of which there were 25,131,354 shares issued and outstanding on the record date, fully paid and non-assessable.

         On the record date, our preferred stock was classified into two series, Series A, consisting of 10,000,000 shares, of which there were 5,734,665 shares issued and outstanding, and Series B, consisting of 2,000,000, 50,000 shares of which were issued or outstanding. Each share of our Series A preferred stock is convertible into five shares of our common stock at the option of the holder after the holder has held his shares for one year. In addition, on all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of our common stock into which each such share of the Series A preferred stock shall then be convertible. Therefore, each share of the issued and outstanding Series A preferred Stock shall have the voting rights equal to five shares of our issued and outstanding common stock. The holders of our Series A preferred stock shall not vote as a separate class, but shall vote with the holders of our common stock.

         Any shares of the Series B preferred stock which may be issued will have no voting rights. However, each share of our Series B preferred stock will be convertible into five shares of our common stock at the option of the holder after the holder has held his shares for two years. The conversion ratio will be
2.5 shares to one, after one year, and 3.75 to one after 18 months.

         The quorum for the transaction of business at the meeting consists of stockholders present in person, or represented by proxy holding not less than a majority of the issued and outstanding shares of our common stock, after allowing for the voting rights of our Series A preferred stock. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above.

         Under the Delaware General Corporation Law, the five nominees receiving the greatest number of votes cast by the holders of our common stock and Series A Preferred Stock will be elected as directors (Proposal 1). There will be no cumulative voting in the election of directors. A simple majority of the votes cast at the meeting is required to approve Proposals 2 and 3.

         Under Delaware law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the outcome of the vote on any of the proposals.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that you vote FOR each of the nominees selected by the Board of Directors (Proposal 1); FOR the ratification of our 2004 Employee Stock Incentive Plan (Proposal 2); and FOR the ratification of the selection of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending September 30, 2004 (Proposal 3). None of our directors have informed us that they will oppose any action intended to be taken by the Company.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         A board of five directors is to be elected at the meeting to hold office until the next annual meeting or until their successors are elected and qualified by our stockholders, or until their earlier death, retirement, resignation or removal. Each returned proxy cannot be voted for a greater number of persons than the number of nominees named (five). The five nominees receiving the highest number of votes are elected if a quorum is present and voting.

         If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. The board of directors is not aware of any circumstances that would render any nominee unavailable for election.

VOTE REQUIRED

         The five nominees receiving the greatest number of votes cast by the holders of our common stock and Series A Preferred Stock will be elected as directors. Unless individual stockholders specify otherwise, each returned proxy will be voted for the election of the five nominees who are listed herein, or for as many nominees of the board of directors as possible, not to exceed five, such votes to be distributed among such nominees in the manner as the persons named in the enclosed proxy card see fit.

         Our board of directors recommends that stockholders vote FOR the director nominees named, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend to vote FOR the five director nominees selected by the board of directors.

NOMINEES

         The following table sets forth information concerning each nominee:

              NAME          AGE             CURRENT POSITION                      SINCE

         Bruce S. Beattie    50   President, Chief Executive Officer and      December, 2002
                                  Director

         Behzad Mirzayi      47   Executive Vice President, Chief Engineer,   December, 2002
                                  and Director

         Conrad Nagel        63   Chief Financial Officer and                 December, 2002
                                  Director

         Robert C. Brehm     56   Secretary and Director                      October, 2002

         Bill Hopkins        69   Director                                    May, 2003

         All of our directors are elected annually and serve until their successors are elected and qualified by our stockholders, or until their earlier death, retirement, resignation or removal.

         For the business experience of our current nominees, see the appropriate caption under "Directors, Executive Officers, Promoters and Control Persons."

          APPROVAL OF THE SUBSURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                       2004 EMPLOYEE STOCK INCENTIVE PLAN
                                  (PROPOSAL 2)

         Our stockholders are being asked to approve our 2004 Employee Stock Incentive Plan. The 2004 Plan was adopted by our board of directors on January 29, 2004.

         As of the record date no shares of our common stock had been issued under the 2004 Plan.

         The following is a summary of the principal features of the 2004 Plan. A copy of the 2004 Plan is attached to this proxy statement as ATTACHMENT A. Any stockholder who wishes to obtain a copy of the 2004 Plan may also do so upon written request to our corporate secretary at our principal executive offices in Carlsbad, California.

SUMMARY OF THE 2004 PLAN

         The purpose of 2004 Stock Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the company and subsidiaries, by offering them an opportunity to participate in the company's future performance through awards of options, stock and stock bonuses. The 2004 Plan provides for (1) the grant of common share purchase options, (2) the grant of restricted stock awards pursuant to which recipients may purchase our common shares, or (3) the grant of stock bonuses as compensation. Options granted under the 2004 Plan may be either incentive stock options (ISOs) which qualify for special tax treatment under
Section 422 of the Internal Revenue Code, or non-qualifying options. We must procure shareholder approval for the 2004 Plan by no later than January 29, 2005, in order for any past or future options granted under the plan to qualify as an incentive stock option.

         A total of 1,000,000 common shares were reserved for issuance under the 2004 Plan and available for grant, subject to adjustments provided in the 2004 Plan. If any awards granted under the plan are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for purposes of the plan. No awards may be issued after January 28, 2014, the termination date for the plan.

         The board of directors may at any time terminate or amend the 2004 Plan in any respect, including without limitation amendment of any form of award agreement or instrument to be executed pursuant to the 2004 Plan; provided, however, that the board of directors will not, without the approval of the stockholders of the Company, amend the 2004 Plan in any manner that requires such stockholder approval.

         ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a subsidiary. All other awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or subsidiary, provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

         OPTIONS. The board of directors may grant options to eligible persons and will determine whether such options will be ISOs within the meaning of the Internal Revenue Code or nonqualified stock options, the number of shares subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, within the limitations imposed under the 2004 Plan.

         Options may be exercisable within the times or upon the events determined by the board of directors, provided that no option will be exercisable after the expiration of ten (10) years from the date the option is granted, and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the company or subsidiary will be exercisable after the expiration of five (5) years from the date the ISO is granted. The exercise price of an option will be determined by the board of directors when the option is granted and may be not less than 85% of the fair market value of the shares on the date of grant; provided that: (a) the exercise price of an ISO will be not less than 100% of the fair market value of the shares on the date of grant; and (b) the Exercise Price of any ISO granted to a 10% stockholder will not be less than 110% of the fair market value of the shares on the date of grant.

         RESTRICTED STOCK AWARDS. A restricted stock award is an offer by the company to sell to an eligible person shares that may or may not be subject to restrictions. The board of directors will determine to whom an offer will be made, the number of shares the person may purchase, the price to be paid, the restrictions to which the shares will be subject, and all other terms and conditions of the restricted stock award. The purchase price of shares sold pursuant to a restricted stock award will be determined by the board of directors on the date the restricted stock award is granted, except in the case of a sale to a 10% Stockholder, in which case the purchase price will be 100% of the fair market value. Restricted stock awards shall be subject to such restrictions as the board of directors may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the participant's individual stock purchase agreement. Restricted stock awards may vary from participant to participant and between groups of participants.

         STOCK BONUSES. A stock bonus is an award of shares (which may consist of restricted stock) for extraordinary services rendered to the company or any subsidiary. A stock bonus will be awarded pursuant to an award agreement that will be in such form (which need not be the same for each participant) as the board of directors will from time to time approve, and will comply with and be subject to the terms and conditions of the 2004 Plan. A stock bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the participant's individual award agreement that will be in such form (which need not be the same for each participant) as the board of directors will from time to time approve, and will comply with and be subject to the terms and conditions of the 2004 Plan. Stock bonuses may vary from participant to participant and between groups of participants, and may be based upon the achievement of the company or subsidiary and/or individual performance factors or upon such other criteria as the board of directors may determine.

         The board of directors will determine the number of shares to be awarded to the participant. If the stock bonus is being earned upon the satisfaction of performance goals pursuant to a performance stock bonus agreement, then the board of directors will: (a) determine the nature, length and starting date of any performance period for each stock bonus; (b) select from among the performance factors to be used to measure the performance, if any; and (c) determine the number of shares that may be awarded to the participant. Prior to the payment of any stock bonus, the board of directors shall determine the extent to which such stock bonuses have been earned. Performance periods may overlap and participants may participate simultaneously with respect to stock bonuses that are subject to different performance periods and different performance goals and other criteria. The number of shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the board of directors. The board of directors may adjust the performance goals applicable to the stock bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the board deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of our common stock and Series A Preferred Stock present in person or represented by proxy at the meeting is required to approve the 2004 Stock Incentive Plan.

         Our board of directors recommends that stockholders vote FOR the ratification of the 2004 Stock Incentive Plan, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend to vote FOR the ratification of the 2004 Stock Incentive Plan.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 3)

         Subject to stockholder ratification, the board of directors has appointed Russell Bedford Stefanou Mirchandani LLP to serve as our independent public accountants for the fiscal year ending September 30, 2004. Russell Bedford Stefanou Mirchandani LLP has served as our independent public accountants since January 20, 2003. Representatives of Russell Bedford Stefanou Mirchandani LLP are not expected to be present at the meeting.

AUDIT FEES

       The following table sets forth fees billed to us by our auditors during the fiscal years ended September 30, 2003 and September 30, 2002 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and
(iv) all other fees for services rendered.

   Fee Category                      Fiscal 2003 Fees           Fiscal 2002 Fees
------------------                   ----------------           ----------------
Audit Fees                              $ 25,000                   $ 14,000
Audit-Related Fees                      $ 18,000                   $ 15,000
Tax Fees                                $ 10,000                   $  6,000
All Other Fees                          $      0                   $      0
                                        ---------                  ---------
Total Fees                              $ 53,000                   $ 35,000
                                        =========                  =========


       AUDIT FEES. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Russell Bedford Stefanou Mirchandani LLP in connection with statutory and regulatory filings or engagements.

       AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees."

       TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

       ALL OTHER FEES. Consists of fees for products and services other than the services reported above. There were no management consulting services provided in fiscal 2003 or 2002.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS.

       The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, and tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

CHANGES IN OUR CERTIFYING ACCOUNTANT

         On May 6, 2003, we dismissed our certifying accountant, HJ Associates & Consultants, LLP. The change in independent certifying accountant was approved by our board of directors.

         The reports of our financial statements for the years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that the report of HJ Associates & Consultants for the years ended December 31, 2002 and 2001, included an explanatory paragraph regarding substantial doubt as to our ability to continue as a going concern. During the years ended December 31, 2001 and 2000, and the subsequent interim period through September 30, 2003, we have not had any disagreements with HJ Associates & Consultants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         We engaged Russell Bedford Stefanou Mirchandani LLP as our certifying accountant as of May 6, 2003, for our fiscal year ending September 30, 2003. We had not consulted Russell Bedford Stefanou Mirchandani previously. There have been no unresolved disagreements with our current auditors on matters of accounting or financial disclosure.

         A Form 8-K was timely filed by us reflecting our change in our certifying accountant.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of our common stock and Series A Preferred Stock present in person or represented by proxy at the meeting is required to approve the ratification of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants.

         Our board of directors recommends that stockholders vote FOR ratification of the selection of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending September 30, 2004, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend to vote FOR ratification of the selection of Russell Bedford Stefanou Mirchandani LLP.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

IDENTITY

         The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office:

              NAME                 AGE    OFFICE
              ----                 ---    ------

              Bruce Beattie        50     President, Chief Executive Officer and
                                          Chairman of the Board

              Behzad Mirzayi       48     Chief Operating Officer,
                                          Vice-President, and Director

              Conrad Nagel         63     Chief Financial Officer and Director

              Robert C. Brehm      55     Director, Secretary

              Bill Hopkins         69     Director

BUSINESS EXPERIENCE OF DIRECTORS

         All of our directors serve until their successors are elected and qualified by our shareholders, or until their earlier death, retirement, resignation or removal. The following is a brief description of our current director's business experience.

         BRUCE BEATTIE became President, Chief Executive Officer and Director of the Company on December 16, 2002. Mr. Beattie has over 23 years experience in the environmental service industry with expertise in business development, operations and project management. His career spans the introduction of breakthrough treatment technology for the sub surface remediation of chlorinated solvents, executive level profit center turn-around management and was a pioneer in the development of "Brownfield" redevelopment solutions for two nationally recognized environmental firms. Previously, Mr. Beattie was President of Sub Surface Waste Management, Inc., a subsidiary of U.S. Microbics, Inc., since August 15, 2000. Prior to that date he was Group Vice-President for Environmental Reclamation, Inc. since September 2, 1998.

         BEHZAD MIRZAYI has served as Chief Operating Officer, Executive Vice-President, Chief Engineer and Director for the Company since December 16, 2002. Mr. Mirzayi has over 18 years experience in diversified areas of engineering, construction, and management. He has extensive experience managing office and field staffs and professionals involved in multi-discipline design and construction projects and management of profit and loss centers. He has a diverse background in all types of management, civil, environmental, geotechnical and structural engineering, construction management, technical supervision analysis and design, and construction oversight, cost and time management, risk evaluation, cost estimation and client and regulatory interface for mining, industrial, oil and gas facilities. Previously, Mr. Mirzayi was Vice-President and Chief Operating Officer of Sub Surface Waste Management, Inc., a subsidiary of U.S. Microbics, Inc., since September 25, 2000. Prior to that date he was Chief Operating Officer for Environmental Reclamation, Inc. since September 2, 1998.

         CONRAD NAGEL has served as the Company's Chief Financial Officer and Director since December 16, 2002. Mr. Nagel is also the Chief Financial Officer of U.S. Microbics, Inc., our parent company, and has held that position for the past five years. Mr. Nagel has an MS degree in Accounting from Kansas University
(1964), a BS degree in Business, University of Kansas (1963) and a CPA since 1966. Mr. Nagel has been associated with SEC work, auditing, and finance operations for the past 30 years including Audit Manager for Touche Ross (now Deloitte & Touche), Vice-President of Finance - Decision Incorporated, Internal Audit Manager for Kaiser Aetna, Chief Financial Officer for Calusa Financial Medical, Inc., Vice-President of Finance for Medical Capital Corporation and over fifteen years CPA practice specializing in taxation and SEC work.

         ROBERT C. BREHM has served as Secretary of the Company since December 16, 2002, and a Director since October 24, 2002. Mr. Brehm is also the parent company's Chief Executive Officer, President and Chairman of the Board since July 1997. From July 1994 through the present, Mr. Brehm has served as the

President of Robert C. Brehm Consulting, Inc. From 1991 to 1994, he was the President of Specialty Financing International, Inc., a finance procurement company. Mr. Brehm has owned computer hardware, software, finance and consulting companies. Mr. Brehm has a double engineering degree in electrical engineering and computer science and an MBA in Finance and Accounting from the University of California Berkeley.

         BILL HOPKINS has served as a Director of the Company since May 2003. Mr. Hopkins is the owner and founder of Fastening Solutions, Inc., which manufactures specialty fasteners for the government, marine and recreational vehicles markets with worldwide distribution. Mr. Hopkins has served for 12 years as Regional Sales Manager for the Business Group Sales for Digital Equipment Corporation and for 10 years as Executive Sales Manager, Business Group sales, Burrows Corporation. He received his BA in Business administration from the Babson Institute in Boston MA.

SIGNIFICANT EMPLOYEES

         The Company has employees who are both engineers, geologists, technicians, consultants and executive officers, all employees and consultants are expected to make a significant contribution to the Company's business. It is expected that current employees, consultants, members of management and the Board of Directors will be the only persons whose activities will be material to the Company's operations. Members of management are the only persons who may be deemed to be promoters of the Company.

CERTAIN RELATIONSHIPS

         There are no family relationships between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the sec or the commodities futures trading commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

         No director, executive officer or affiliate of the Company or owner of record or beneficially of more than five percent of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

BOARD MEETINGS AND COMMITTEES

         During fiscal year ended September 30, 2003, our board of directors held 18 meetings, each of which was signified by a unanimous consent executed by each of our directors.

COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

         The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of our address or in care of the address shown in the table under the section "Security Ownership of Certain Beneficial owners and Management." If a communication is sent to our address, we will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS' MEETING

         Each of the members of the Board of Directors is encouraged, but not required to attend the Annual Meeting of our stockholders. All five of the members of the Board of Directors attended the previous Annual Meeting.

         COMPENSATION COMMITTEE. Our compensation committee is comprised of Bill Hopkins who is the chairman.. The compensation committee makes recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. During fiscal year ended September 30, 2003, our compensation committee held one meeting. The compensation committee adopted a written charter, a copy of which was filed as an attachment to our Proxy Statement for our 2003 Annual Stockholder's Meeting filed with the SEC on July 7, 2003.

         AUDIT COMMITTEE. Our audit committee is comprised of Bill Hopkins. The audit committee is directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. The audit committee reviews and evaluates our internal control functions. Our audit committee held one meeting during fiscal year ended September 30, 2003. Mr. Hopkins is an independent member of the audit committee as defined under Rule 4200(a)(15) of the NASD's listing standards. The audit committee adopted a written charter, a copy of which was filed as an attachment to our Proxy Statement for our 2003 Annual Stockholder's Meeting filed with the SEC on July 7, 2003.

         NOMINATING COMMITTEE. Our nominating committee is comprised of Behzad Mirzayi, Robert C. Brehm, and Conrad Nagel. The chairman of the nominating committee is Bruce Beattie. The nominating committee selects candidates to fill vacancies on the board of directors, reviews the structure and composition of the board, and considers qualifications requisite for continuing board service. During fiscal year ended September 30, 2003, our nominating committee held one meeting. The nominating committee will consider candidates recommended by a stockholder of U.S. Microbics. Any such recommendation for the 2005 Annual Meeting of Stockholders should be provided to our corporate secretary by January 31, 2005. The members of the nominating committee are not independent as defined under Rule 4200(a)(15) of the NASD's listing standards. The nominating committee does not have a charter.

         The nominating committee does not have a policy with regard to the consideration of any director candidates recommended by stockholders. However, a candidate for director must agree to abide by our Code of Business Conduct and Ethics. The nominating committee has made no determination as to whether or not such a policy should be adopted. The nominating committee will consider candidates recommended by stockholders. Stockholders wishing to recommend a candidate for membership on the Board of Directors should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described in the section titled "Stockholder Proposals." Some of the qualifications that may be considered by the Board of Directors in choosing a director are: minimum, relevant employment experience; familiarity with generally accepted accounting principles and the preparation of financial statements; post secondary education or professional license; previous experience as a Board member of an operating company; the ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

         Our goal is to seek to achieve a balance of knowledge, experience and capability on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we don't have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

         The Board of Directors has not received a nominee from a stockholder who is not also an officer or director of the Company. Each nominee to our Board of Directors expressed a willingness to serve during the 2004 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table shows the compensation paid over the past three fiscal years with respect to our "named executive officers" as that term is defined by the under SEC. U.S. Microbics pays the salaries of the following named executive officers and charges us a proportionate part of such salary.

                                                                              LONG TERM COMPENSATION
                                                               -------------------------------------------------
                                ANNUAL COMPENSATION (1)                 AWARDS                     PAYOUTS
                          --------------------------------------------------------------------------------------
                                                                              SECURITIES      LONG
  NAMED EXECUTIVE                                                             UNDERLYING      TERM     ALL OTHER
   OFFICER AND                                                  RESTRICTED    OPTIONS &     INCENTIVE   COMPEN
 PRINCIPAL POSITION       YEAR    SALARY    BONUS     OTHER       STOCK         SARS          PLAN      SATION
Bruce Beattie             2003  $ 143,643    $--       $--         $--           --           $--         $--
PRESIDENT AND CHIEF       2002    130,300     --        --          --           --            --          --
EXECUTIVE OFFICER         2001         --     --        --          --           --            --          --
                                                       $--         $--
Behzad Mirzayi,           2003  $ 143,300    $--        --          --           --           $--         $--
CHIEF OPERATING OFFICER   2002    130,000     --                                 --            --          --
AND SECRETARY             2001         --

Gregory J. Chachas,       2003  $       0    $--       $--         $--           --           $--         $--
                          2002         --     --        --          --           --            --          --
                          2001         --     --        --         (1)           --            --          --

   (1) Mr. Chachas received a grant of 150,000 shares of common stock in Covingham Capital Corporation during the 2001 fiscal year. The stock was issued in exchange for services having a value of $7,500.

OPTIONS AND STOCK APPRECIATION RIGHTS GRANT TABLE

         There were no grants of stock options to the Named Executive Officers during the fiscal year ended September 30, 2003. We do not have any outstanding stock options or stock appreciation rights.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         Set forth below is information with respect to exercises of stock options by the Named Executive Officers during fiscal year 2003 and the fiscal year-end value of all unexercised stock options held by such persons.

                                                                   NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED,
                                                                  OPTIONS HELD AT FISCAL         IN-THE-MONEY OPTIONS AT
                                                                     YEAR-END 09/30/03             FISCAL YEAR-END ($)
                                                                ----------------------------   ----------------------------
                                      SHARES
                                     ACQUIRED ON     VALUE
                                      EXERCISE    REALIZED ($)
        NAME                             (#)          (1)       EXERCISABLE   UN-EXERCISABLE   EXERCISABLE   UN-EXERCISABLE
-----------------------------------  -----------  ------------  -----------   --------------   -----------   --------------
BRUCE S. BEATTIE, Director,
President and CEO:
 Preferred Series A Stock (1)           none          none         28,000          42,000         $98,000        $147.000

BEHZAD MIRZAYI Director,
Vice-President and COO:
 Preferred Series A Stock (1)           none          none         28,000          42,000         $98,000        $147.000

CONRAD NAGEL, CFO and Director:
 Preferred Series A Stock (1)           none          none         16,000          24,000         $56,000         $84,000

ROBERT C. BREHM, Director and
CEO of parent, U.S. Microbics, Inc.:
 Preferred Series A Stock (1)           none          none         40,000          60,000        $140,000        $210,000

MERY C. ROBINSON, COO of
Affiliate U.S. Microbics, Inc.:
 Preferred Series A Stock (1)           none          none         16,000          24,000         $56,000         $84,000

     (1) Based on the closing price of $0.75 for the shares of Common Stock of the Company traded on the OTC Bulletin Board as of September 30, 2003.

LONG-TERM INCENTIVE PLAN AWARDS TABLE

         We do not have any Long-Term Incentive Plans.

COMPENSATION OF DIRECTORS

         There are no standard arrangements pursuant to which the Company's directors are compensated for their services as directors. No additional amounts are payable to the Company's directors for committee participation or special assignments.

         There are no other arrangements pursuant to which any of the Company's directors was compensated during the Company's last completed fiscal year for any service provided as director.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Effective December 23, 2002, the Company entered into an employment agreement with Bruce S. Beattie, its President and Chief Executive Officer. Mr. Beattie's employment agreement provides for a term of five years, at an initial annual base salary of $150,000, salary increases of $10,000 per annum for each of the first four years and an increase of $20,000 for the fifth year, and discretionary incentive bonuses.

         Effective December 23, 2002, the Company entered into an employment agreement with Behzad Mirzayi its Vice-President and Chief Operating Officer. Mr. Mirzayi's employment agreement provides for a term of five years, at an initial annual base salary of $145,000, salary increases of $10,000 per annum for each of the first four years and an increase of $20,000 for the fifth year, and discretionary incentive bonuses.

REPORT ON REPRICING OF OPTIONS

         We did not adjust or amend the exercise price of any of our stock options during the last fiscal year.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED STOCKHOLDER MATTERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the common stock as of June 2, 2004, by (i) each person who is known by the Company to own beneficially more than 5% of the any classes of outstanding Stock, (ii) each director of the Company, (iii) each of the Chief Executive Officers and the four (4) most highly compensated executive officers who earned in excess of $100,000 for all services in all capacities (collectively, the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 and 13d-5 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.

                                                                                CLASS OF STOCK
                                                             --------------------------------------------------
                                                                    COMMON STOCK         COMMON STOCK OF U.S.
                                                                     OF COMPANY        MICROBICS, INC. (PARENT)
                                                             --------------------------------------------------
                           NAME                                  AMOUNT         %          AMOUNT          %
-----------------------------------------------------------  --------------  -------    -----------     -------

DIRECTORS AND OFFICERS:
-----------------------

Bruce S. Beattie President, CHIEF EXECUTIVE OFFICER AND         465,000 (1)    1.83        500,000        0.35
CHAIRMAN OF THE BOARD

Behzad Mirzayi, CHIEF OPERATING OFFICER, VICE-PRESIDENT         465,000 (2)    1.83        500,000        0.35
AND DIRECTOR

Conrad Nagel, CHIEF FINANCIAL OFFICER AND DIRECTOR              320,000 (3)    1.27        897,833        0.63

Robert C. Brehm, DIRECTOR, SECRETARY AND CEO OF AFFILIATE     1,452,800 (4)    5.69      8,043,786        5.58
U.S. MICROBICS, INC.

Bill Hopkins, DIRECTOR                                           17,500 (5)    0.07             01          NA

All Officers and Directors as a group (5 persons)             2,720,300       10.36     18,242,356       12.34

AFFILIATES AND OTHER 5% SHAREHOLDERS OF ANY CLASS OF STOCK:
-----------------------------------------------------------

Mery C. Robinson, COO AND DIRECTOR OF AFFILIATE                 310,000 (6)    1.23      7,050,172        4.90
U.S. MICROBICS, INC.

USM Capital Group, Inc., AFFILIATE                            6,627,775 (7)   24.86              0          NA

U.S. Microbics, Inc. (Parent)                                33,605,550 (8)   65.33              0          NA

Mark Holmstedt, DIRECTOR OF U.S. MICROBICS, INC.                 45,000 (9)    0.18        960,000        0.68

Darwin Ting and Kuei Mei Ting TRS FBO Ting Family Trust       1,287,500 (10)   5.12      7,149,000        5.05
UA 03-04-02

Michael Jordan                                                1,119,500 (11)   4.41      6,891,667        4.76

------------------------

   (1) Includes: 56,000 shares of Series A Preferred stock convertible into 280,000 shares of common stock.
   (2) Includes: Series A Preferred stock options convertible into 280,000 shares of common stock.
   (3) Includes: 32,000 shares of Series A Preferred stock convertible into 160,000 shares of common stock.
   (4) Includes: 80,000 shares of Series A Preferred stock convertible into 400,000 shares of common stock.
   (5) Includes: Series A Preferred stock options convertible into 12,500 shares of common stock.
   (6) Includes: Series A Preferred stock options convertible into 160,000 shares of common stock.
   (7) Includes: Series A Preferred shares convertible into 1,527,775 shares of common stock.
   (8) Includes 5,261,110 shares of Series A Preferred stock convertible into 26,305,550 shares of common stock.
   (9) Includes 20,000 common stock options. Address: 154 Via Copia, Alamo, CA 94507.
   (10)  Address: 2142 Liane Lane, Santa Ana, CA 92705
   (11) Includes: Series B Preferred shares convertible into 250,000 shares of common stock.

CHANGES IN CONTROL

         We are not aware of any arrangements which may result in a change in control of the company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the year ended September 30, 2002, the Company issued 5,000,000 shares of Series A Convertible Preferred Stock to U.S. Microbics, Inc., its parent, in exchange for previously incurred debt of $5,700,220. During the year ended September 30, 2002, the Company issued 6,500,000 shares of its common stock to its parent in exchange for services provided the Company valued at $0.001 per share which represents the fair value of the services received which did not differ materially from the value of the stock issued.

         In January, 2003, Robert C. Brehm, a director, advanced the Company $90,000, pursuant to a promissory note, dated January 6, 2003, at an annual interest rate of 11.9%. The Company repaid Mr. Brehm in March 2004.

         On October 21, 2002, Gregory J. Chachas, our then sole officer and director, entered into an agreement to sell 2,100,000 of the 2,573,800 shares of our common stock he owned to USM Capital Group, Inc. In continued efforts to locate an acquisition or merger candidate, we also entered into a consulting agreement with Sol Tech Corporation whereby we issued 800,000 shares of our restricted common stock at the price of $0.05 per share. The result was that we became a 56.3 percent owned subsidiary of U.S. Microbics, Inc., the corporate parent of both USM Capital Group, Inc. and Sol Tech Corporation. Messrs. Brehm and Nagel, two of our directors, are officers, and controlling stockholders of U.S. Microbics. Mr. Brehm is also a director of U.S. Microbics.

         There have been no other material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any stockholder who is known to us to own of record or beneficially more than five percent of our common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

         However, certain of our former directors and executive officers has received "unregistered" and "restricted" shares of our common stock in consideration of services rendered and cash contributed to us. Gregory J. Chachas, a former officer and director, received an aggregate of 2,070,000 (adjusted for 10 to 1 reverse stock split) "unregistered" and "restricted" shares of our common stock in consideration of services rendered and for cash paid to us.

         On October 24, 2002, Gregory J. Chachas, our then president, resigned as an officer and director. Robert C. Brehm was appointed as his successor.

         On December 13, 2002, we and the stockholders (the "SSWM Stockholders") of Sub Surface Waste Management, Inc., a Nevada corporation ("SSWM"), and the holders of options (the "SSWM Option Holders") to purchase the Series A Preferred Stock of SSWM, par value $0.001 per share (the "SSWM Preferred Stock Options"), executed that certain Capital Stock Exchange Agreement (the "Agreement"). Upon the terms and conditions set forth in the Agreement, the SSWM Stockholders exchanged, sold, and transferred to us, and we accepted from the

         SSWM Stockholders 10,744,000 shares of the SSWM Common Stock, and 5,360,000 shares of the SSWM Preferred Stock owned by the SSWM Stockholders (collectively, the "SSWM Stock"). In full consideration therefor, we delivered to the SSWM Stockholders, in exchange for the SSWM Stock, 10,7404,000 shares of our common stock, and 5,360,000 shares of the our preferred stock.

         In addition, upon the terms and conditions set forth in the Agreement, the SSWM Option Holders exchanged, sold, and transferred to us, and we accepted from the SSWM Option Holders the SSWM Preferred Stock Options. In consideration therefor, we delivered to the SSWM Option Holders, in exchange for the SSWM Preferred Stock Options, at the Closing Preferred Stock Options of the Registrant. The Agreement closed on December 23, 2002.

         On December 16, 2002, Robert C. Brehm resigned as our president. On that same date Bruce S. Beattie was elected as our president and chief executive officer.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

         To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2003 fiscal year our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

         Our Annual Report on Form 10-KSB for the year ended September 30, 2003, and Financial Information from our Quarterly Reports for the Periods Ended December 31, 2003 and March 31, 2004 are incorporated herein by reference.

    EXHIBITS TO ANNUAL AND QUARTERLY REPORTS AND COPIES OF QUARTERLY REPORTS

         We have furnished our Annual Report on Form 10-KSB for the year ended September 30, 2003, which included lists briefly describing all the exhibits not contained therein. We will furnish copies of our quarterly reports for the periods ended December 31, 2003 and March 31, 2004, which included lists briefly describing all the exhibits not contained therein. We will furnish the quarterly reports and any exhibit to the Form 10-KSB and the quarterly reports upon the payment of a specified reasonable fee which fee shall be limited to our reasonable expenses in furnishing any such report or exhibit. Any request should be directed to our corporate secretary at 6451 El Camino Real, Suite C, Carlsbad, California 92088, or telephone (760) 918-1860.

                                  OTHER MATTERS

         Our board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of Sub Surface Waste Management of Delaware. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

          STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

         REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN COMPANY'S PROXY MATERIALS. Stockholder may submit proposals on matters appropriate for stockholder action at our 2005 annual stockholder's meeting in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in our proxy materials relating to the 2005 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the company no later than January 31, 2005. Such proposals should be delivered to the Company at:
6451 El Camino Real, Suite C, Carlsbad, California 92009, Attn. Secretary.

         REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE THE ANNUAL MEETING. To be timely for the 2005 annual meeting, a stockholder's notice must be delivered to or mailed and received by the Secretary at our principal executive offices by May 29, 2005. However, in the event that the annual meeting is called for a date that is not within thirty days of the anniversary of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth business day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder's notice as provided above. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting the information. For proposals that are not timely filed, we retain discretion to vote proxies we receive. For proposals that are timely filed, we retain discretion to vote proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ Bruce S. Beattie
                                          -------------------------------------
                                          Bruce S. Beattie
                                          President and Chief Executive Officer

                 SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
                          6451 El Camino Real, Suite C
                           Carlsbad, California 92009


           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 20, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the stockholders' annual meeting to be held August 20, 2004, and the proxy statement, and appoints Bruce S. Beattie, the President and Chief Executive Officer and Robert C. Brehm, a director of the Company, or either of them, or instead of either of the foregoing, (insert name) _______________________________, as nominee of the undersigned, the proxy of the undersigned, with full power of substitution, to vote all shares of voting securities of the Subsurface Waste management of Delaware, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholder of the Company to be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California on August 20, 2004, at 2:00 p.m., Carlsbad, California local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

_________________________________

_________________________________

_________________________________
(If you noted any address changes above, please mark corresponding box on the reverse side)

   SEE REVERSE       TO BE SIGNED AND DATED ON REVERSE SIDE          SEE REVERSE
      SIDE                                                              SIDE


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL"                                     For     Withhold    *For All
OF THE NOMINEES LISTED BELOW.                                                          All     All         Except

                PROPOSAL NUMBER 1                                                     [    ]   [     ]     [     ]
                Election of Directors. The nominees proposed by management are:

                     (1) Bruce S. Beattie
                     (2) Behzad Mirzayi
                     (3) Conrad Nagel
                     (4) Robert C. Brehm
                     (5) Bill Hopkins

                *To withhold authority to vote, mark "For All Except"
                 and write the corresponding nominee's
                 number:______________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"                                        For      Against     Abstain
PROPOSAL 2 AND 3 BELOW.

                PROPOSAL NUMBER 2.                                                    [    ]   [     ]     [     ]
                To ratify the 2004 Employee Stock Incentive Plan.

                PROPOSAL NUMBER 3                                                     [    ]   [     ]     [     ]
                To ratify the selection of Russell Bedford Stefanou
                Mirchandani LLP as our independent public accountants for the fiscal year ending September 30, 2004.

For address changes, please check this box and write them on the back where indicated. [ ]

This proxy card must be signed for your instructions to be executed. Each joint owner should sign. Signatures should correspond with names printed on this proxy card. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a representative capacity should give full title.



-------------------------------------  --------------    -------------------------------------  --------------
Signature (PLEASE SIGN WITHIN BOX)     Date              Signature (Joint Owners)                    Date


-----------------------------------------------------    -----------------------------------------------------
Printed Name and Title (if applicable) of Stockholder    Printed Name and Title (if applicable) of Stockholder


A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF FIDELITY TRANSFER COMPANY, 1800 SOUTH WEST TEMPLE, SUITE 301, SALT LAKE CITY, UTAH 84115, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

                                  Attachment A

                 SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.

                       2004 EMPLOYEE STOCK INCENTIVE PLAN

                           AS ADOPTED JANUARY 29, 2004


1.       PURPOSE.

         The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2.       DEFINITIONS.

         As used in this Plan, the following terms will have the following meanings:

         "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

         "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPANY" means Sub Surface Waste Management of Delaware, Inc., a Delaware corporation, or any successor corporation.

         "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Board.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:


                  (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                  (b) if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

                  (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by Bloomberg, L.P.;

                  (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                  (e) if none of the foregoing is applicable, by the Board in good faith.

         "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

         "OPTION" means an award of an option to purchase Shares pursuant to
Section 6.

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "PARTICIPANT" means a person who receives an Award under this Plan.

         "PERFORMANCE FACTORS" means the factors selected by the Board, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

                  (a)      Net revenue and/or net revenue growth;

                  (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                  (c)      Operating income and/or operating income growth;

                  (d)      Net income and/or net income growth;

                  (e)      Earnings per share and/or earnings per share growth;

                  (f) Total stockholder return and/or total stockholder return growth;

                  (g)      Return on equity;

                  (h)      Operating cash flow return on income;

                  (i)      Adjusted operating cash flow return on income;

                  (j)      Economic value added; and

                  (k)      Individual confidential business objectives.

         "PERFORMANCE PERIOD" means the period of service determined by the Board, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

         "PLAN" means this Sub Surface Waste Management of Delaware, Inc. 2004 Employee Stock Incentive Plan, as amended from time to time.

         "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section
7.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

         "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Board will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

         "UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

         "VESTED SHARES" means "Vested Shares" as defined in the Award
Agreement.

3.       SHARES SUBJECT TO THE PLAN.

         3.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,000,000 plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Board.

4.       ELIGIBILITY.

          ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

5.       ADMINISTRATION.

         5.1 BOARD AUTHORITY. This Plan will be administered by the Board. Subject to the general purposes, terms and conditions of this Plan, the Board will have full power to implement and carry out this Plan. Without limitation, the Board will have the authority to:

                  (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                  (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

                  (c)      select persons to receive Awards;

                  (d)      determine the form and terms of Awards;

                  (e) determine the number of Shares or other consideration subject to Awards;

                  (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                  (g)      grant waivers of Plan or Award conditions;

                  (h) determine the vesting, ability to exercise and payment of Awards;

                  (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                  (j)      determine whether an Award has been earned; and

                  (k) make all other determinations necessary or advisable for the administration of this Plan.

         5.2 BOARD DISCRETION. Any determination made by the Board with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Board may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6.       OPTIONS.

          The Board may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         6.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Board may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         6.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, unless otherwise specified by the Board. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         6.3 EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Board as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Board determines.

         6.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Board when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

         6.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Board, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         6.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                  (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Board, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                  (b) If the Participant's service is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Board, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                  (c) Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

         6.7 LIMITATIONS ON EXERCISE. The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         6.8 LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         6.9 MODIFICATION, EXTENSION OR RENEWAL. The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Board may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

         6.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

7.       RESTRICTED STOCK.

       A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Board will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

         7.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the "RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Board.

         7.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Board on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

         7.3 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to such restrictions as the Board may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Board shall:
(a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Board shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

         7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Board determines otherwise.

8.       STOCK BONUSES.

         8.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Board may determine.

         8.2 TERMS OF STOCK BONUSES. The Board will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Board will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Board shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Board. The Board may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Board deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         8.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Board may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Board will determine.

9.       PAYMENT FOR SHARE PURCHASES.

         9.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                  (b) by surrender of shares that either: (1) have been owned by Participant for more than one year and have been paid for within the meaning of Rule 144 of the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                  (c) by waiver of compensation due or accrued to the Participant for services rendered;

                  (d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                           (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (e)      by any combination of the foregoing.

10.      WITHHOLDING TAXES.

         10.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         10.2 STOCK WITHHOLDING. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Board and be in writing in a form acceptable to the Board.

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11.      PRIVILEGES OF STOCK OWNERSHIP.

         11.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

         11.2 FINANCIAL STATEMENTS. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.      TRANSFERABILITY.

         Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Board and set forth in the Award Agreement with respect to Awards that are not ISOs.

13.      RESTRICTIONS ON SHARES.

         At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of (a) Participant's Termination Date, or (b) the date Participant purchases Shares under this Plan. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Participant's Exercise Price or the Purchase Price, as applicable.

14.      CERTIFICATES.

         All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.      ESCROW; PLEDGE OF SHARES.

         To enforce any restrictions on a Participant's Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Board may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Board will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16.      EXCHANGE AND BUYOUT OF AWARDS.

         The Board may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Board may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Board and the Participant may agree.

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17.      SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

         An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18.      NO OBLIGATION TO EMPLOY.

          Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

19.      CORPORATE TRANSACTIONS.

         19.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine. Notwithstanding anything in this Plan to the contrary, the Board may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this
Section 19. If the Board exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Board.

         19.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

         19.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged

(except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20.      ADOPTION AND STOCKHOLDER APPROVAL.

         This Plan will become effective on the date on which it is adopted by the Board (the "EFFECTIVE DATE"). This Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan. In the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded.

21.      TERM OF PLAN/GOVERNING LAW.

         Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

22.      AMENDMENT OR TERMINATION OF PLAN.

         The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23.      NONEXCLUSIVITY OF THE PLAN.

         Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


24.      ACTION BY BOARD.

         Any action permitted or required to be taken by the Board or any decision or determination permitted or required to be made by the Board pursuant to this Plan shall be taken or made in the Board's sole and absolute discretion.

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